UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Affymax, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AFFYMAX, INC.
19200 Stevens Creek Blvd. Suite 240
Cupertino, CA 95014

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 26, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Affymax, Inc., a Delaware corporation (the “Company”). The meeting will be held on Thursday, June 26, 2014 at 10:00 a.m. Pacific time at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063for the following purposes:

1.    To elect two Class II director nominees identified in the Proxy Statement accompanying this Notice to hold office until the 2017 Annual Meeting of Stockholders.

2.    To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 30, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Mark G. Thompson
Mark G. Thompson Secretary

Palo Alto, California
April 30, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 26, 2014 at 10:00 a.m. Pacific time at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063

The Proxy Statement, Annual Report on Form 10-K
and directions to the annual meeting
are available at www.affymax.com

AFFYMAX, INC.
19200 Stevens Creek Blvd. Suite 240
Cupertino, CA 95014

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON:

June 26, 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Affymax, Inc. (sometimes referred to as the “Company” or “Affymax”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about May 16, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, June 26, 2014 at 10:00 a.m. Pacific time at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063. Information about how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 30, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were 37,490,095 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 30, 2014 your shares were registered directly in your name with Affymax’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 30, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There is one matter scheduled for a vote:

•	Election of two Class II directors;

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each other matter to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple and are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of a brokerage firm, bank, dealer, or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Affymax. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 30, 2014.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “For” the election of each nominee for director, as disclosed in this proxy statement. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways below.

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Affymax’s Secretary at 19200 Stevens Creek Boulevard, Suite 240, Cupertino, CA 95014.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2014 to Affymax’s Secretary at 19200 Stevens Creek Boulevard, Suite 240, Cupertino, CA 95014, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2015 annual meeting is held before May 7, 2015 or after July 6, 2015, you must provide that specified information to us a reasonable time before we begin to print and send our proxy statement for our 2015 annual meeting. If you wish to submit a proposal that is not to be included in next year’s proxy materials, but that may be considered at the 2015 annual meeting, or nominate a director pursuant to our Bylaws, you must provide specified information to our Secretary not earlier than the close of business on February 6, 2015 nor later than the close of business on March 8, 2015; provided, however, that if our 2015 annual meeting is held before May 7, 2015 or after July 6, 2015, you must provide that specified information to us not earlier than the close of business on the 120th day prior to the 2015 annual meeting and not later than the close of business on the later of the 90th day prior to the 2015 annual meeting or the 10th day following the day on which we first publicly announce the date of the 2015 annual meeting. If you wish to do so, please review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes. Broker non-votes have no effect and will not be counted toward the vote total for any director.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the New York Stock Exchange, or NYSE, to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•
For the election of directors, the two nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only “For” or “Withhold” votes will affect the outcome.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the Annual Meeting in person or represented by proxy. On the record date, there were 37,490,095 shares outstanding and entitled to vote. Thus, the holders of 18,745,048 shares must be present in person or represented by proxy at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the Annual Meeting to another date, but no other business may be transacted at the meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company’s current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The letter to stockholders, proxy statement and Form 10-K are available at www.affymax.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The Board presently has five members serving and no vacancies. There are currently two directors in class II whose term of office expires in 2014. Hollings C. Renton and John P. Walker, each a nominee, are currently class II directors of the Company who were previously elected by the stockholders. If the nominees are elected at the Annual Meeting, each of these nominees would serve until the 2017 annual meeting and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. No directors attended the Company’s last annual meeting of stockholders, which was held on June 6, 2013.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by the Company’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee and each director whose term will continue after the Annual Meeting. The term of the class III directors continues until the 2015 annual meeting and the term of the class I directors continues until the 2016 annual meeting. Please see the section below titled “Information Regarding the Board of Directors and Corporate Governance” for information regarding the Board and its committees.

THE BOARD RECOMMENDS
A VOTE IN FAVOR OF EACH OF THE TWO CLASS II DIRECTOR NOMINEES
For Election for a Three Year Term Expiring at the 2017 Annual Meeting

CLASS I DIRECTORS

Christine van Heek

Ms. van Heek, age 57, has served as a member of our Board since 2007, as a member of our Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) from March 2008 to October 2013 and as a member of the Compensation Committee from May 2011 to October 2013. Ms. van Heek is currently Managing Partner of BIO POINT Group, a business development consulting company she founded in 2003. From 1991 to 2003, Ms. van Heek served in various roles at Genzyme, Inc., a biotechnology company, most recently as Corporate Officer and President, Therapeutics Division. In addition, she has held various sales and marketing positions at Genentech, Inc. and Caremark/HHCA. The Board believes that Ms. van Heek’s qualifications for Board membership include over 25 years in the healthcare and biotechnology industry, which includes Ms. van Heek’s commercial expertise and knowledge of the renal industry and building nephrology pharmaceutical franchises. Ms. van Heek holds an M.B.A. from Lindenwood University in St. Louis and a B.S.N. from the University of Iowa.

CLASS II DIRECTORS

Hollings C. Renton

Mr. Renton, age 67, has served as a member of our Board since June 2009 and was Chairman of the Board from December 2009 to July 2013 and Chairman of our Nominating and Corporate Governance Committee from December 2009 to October 2013. Mr. Renton retired as Chairman of the board of directors at Onyx Pharmaceuticals, Inc. in March 2008, where he also served as President and Chief Executive Officer from 1993 and as director from 1992. Prior to joining Onyx, Mr. Renton was the President and Chief Operating Officer of Chiron Corporation, a pharmaceutical company. He assumed that position in

1991 on Chiron’s acquisition of Cetus Corporation, a biotechnology company, where he had been President since 1990 and Chief Operating Officer since 1987. He joined Cetus Corporation in 1981 and was Chief Financial Officer from 1983 to 1987. Mr. Renton currently serves as the chairman and lead director of Portola Pharmaceuticals, a biopharmaceutical company, a member of the board of directors of Cepheid Corporation, a molecular diagnostics company. The Board believes that Mr. Renton’s qualifications for Board membership include over 25 years of experience building successful biotechnology companies, commercializing drug products and forging industry-leading partnerships, which provides substantial expertise to the Company. In particular, Mr. Renton’s experience as the former Chief Executive Officer of Onyx involved a collaboration with Bayer Healthcare Pharmaceuticals, which provides valuable perspective to the Board. Mr. Renton holds an M.B.A. from the University of Michigan and a B.S. in mathematics from Colorado State University.

John P. Walker

Mr. Walker, age 65, has served as a member of our Board since 2006. He was a member of our Nominating and Corporate Governance Committee from July 2006 to October 2013, and a member of our Compensation Committee from 2007 to October 2013. Mr. Walker served as the Chairman of our Compensation Committee from January 2008 to October 2013. From July 2006 until March 2008, Mr. Walker served as a member of our Audit Committee, and was re-appointed to the Audit Committee as Chairman of that committee in July 2013. Mr. Walker is currently a Managing Director of Four Oaks Partners, a life sciences transaction advisory firm, which he co-founded in March 2012. As part of his activities with Four Oaks Partners, Mr. Walker is currently serving as the Chairman and interim-Chief Executive Officer of Neuraltus Pharmaceuticals, Inc., a privately held biopharmaceutical company. From February 2009 until July 2010, Mr. Walker was the Chief Executive Officer at iPierian, Inc., a company focused on the use of inducible stem cells for drug discovery. From 2006 until 2009, Mr. Walker served as the Chairman and Chief Executive Officer of Novacea, Inc., a pharmaceutical company, which merged with Transcept Pharmaceuticals, Inc., a pharmaceutical company, in January 2009. Since 2001, Mr. Walker, acting as a consultant, was Chairman and Interim Chief Executive Officer at Kai Pharmaceuticals, a pharmaceutical company, Guava Technologies, a biotechnology company, CentaurPharmaceuticals, Inc., a pharmaceutical company, and Chairman and Chief Executive Officer of Bayhill Therapeutics, a biotechnology company. From 1993 until 2001, Mr. Walker was the Chairman and Chief Executive Officer of Arris Pharmaceutical Corporation, a pharmaceutical company, and its successor, Axys Pharmaceuticals Inc. Mr. Walker currently serves on the boards of directors of several privately held biotechnology companies, and is also on the board of directors of Lucille Packard Children’s Hospital at Stanford University Medical Center. Mr. Walker previously served on the board of directors of Geron Corporation, a biopharmaceutical company, and served on the board of directors of Evotec AG, a drug discovery alliance and development company. The Board believes that Mr.Walker’s qualifications for Board membership include his 40 years in the life sciences industry and his experience as Chairman and Chief Executive Officer of a number of development and commercial stage companies, providing valuable perspective to the operational and strategic issues of the Company. Mr. Walker is a graduate of the Advanced Executive Program at The Kellogg School of Management at Northwestern University and holds a B.A. from the State University of New York at Buffalo.

CLASS III DIRECTORS

John A. Orwin

Mr. Orwin, age 49, has served as the Chairman of our Board since July 2013, and served as our Chief Executive Officer from February 2011 to June 2013 and a member of our Board since February 2011. From April 2010 to January 2011, he served as our President and Chief Operating Officer. From 2005 to 2010, Mr. Orwin served as Vice President and then Senior Vice President, BioOncology Business Unit, at Genentech, Inc. where he was responsible for all marketing, sales, business unit operations and pipeline brand management for Genentech’s oncology portfolio in the United States. From 2001 to 2005, Mr. Orwin served in various executive level positions at Johnson & Johnson overseeing oncology therapeutic commercial and portfolio expansion efforts in the United States. He has also held senior marketing and sales positions at Alza Pharmaceuticals, Sangstat Medical Corporation, Rhone-Poulenc Rorer Pharmaceuticals and Schering-Plough Corporation. Mr. Orwin serves as a member of the boards of directors of NeurogesX, Inc., a biopharmaceutical company, and Array BioPharma Inc., a biopharmaceutical company. The Board believes that Mr. Orwin’s biopharmaceutical experience in a complex regulatory and commercial environment, including his significant commercial launch and sales support experience, contributes to the perspective of the Board and the Company. Further, Mr. Orwin’s leadership experience with the Company in connection with his former positions as Chief Executive Officer and President and Chief Operating Officer brings continuity to the Board and important representation by the management team. Mr. Orwin holds an M.B.A. from New York University and a B.A. from Rutgers University.

Richard M. Brenner

Mr. Brenner, age 65 is Chief Executive Officer and Director of Affymax. Mr. Brenner was appointed to both these positions in June 2013. He serves in the role of Chief Executive Officer on a contract basis. Mr. Brenner is founder and Chief Executive Officer of The Brenner Group. Mr. Brenner founded The Brenner Group in 1987 and has served as its Chief Executive Officer since inception. The Brenner Group is a financial consultancy based in Silicon Valley and has served over 1500 clients with financial management services since its formation. In addition to Affymax, Mr. Brenner has served on the Boards of Bridge Capital Holdings (NASDAQ "BBNK"), the parent company of Bridge Bank, e-Nicotine, Inc., Sandstone Diagnostics, Inc, PartMiner, Inc., Vida Systems, Inc.,Vello Systems, Inc., Abound Logic, Inc., Pavad Medical Systems, Inc., Cardiovention, Inc., Chadmoore Wireless Group (OTC "MOORZ.PK) and QuickHealth. Mr. Brenner holds a B.S. in accounting with a minor in management information systems from Fairleigh Dickenson University.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for services relating to the fiscal years ended December 31, 2013 and 2012 by Ernst &Young LLP:

	Fiscal Year Ended December 31,
	2013	2012
	(in thousands)
Audit Fees(a)	$459	$1,056
Audit-related Fees(b)	—	—
Tax Fees(c)	13	6
All Other Fees(d)	—	—
Total Fees	$472	$1,062
________________________________

(a)
Includes fees billed for professional services rendered for the audit and review of interim financial statements for the years ended December 31, 2013 and 2012 and services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)
Includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” During the fiscal years ended December 31, 2013 and 2012, EY did not provide any audit-related services to us.

(c)
Includes fees billed for professional services for tax compliance, tax advice and tax planning. During the fiscal years ended December 31, 2013 and 2012, tax fees were related to analyses of changes in ownership.

(d)	Includes fees for products and services other than the services described above. During the fiscal year ended December 31, 2013 and 2012, EY did not provide any other services to us.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services and audit-related services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by EY is compatible with maintaining the independent registered public accountant’s independence.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS LEADERSHIP STRUCTURE

The Board currently has an independent Chairman, Mr. Orwin, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the direction and focus of the Board. Prior to December 2009, the Board had a lead independent director with similar authority. The Board believes that separation of the positions of Chairman or lead independent director and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Board believes that having an independent Chairman or lead independent director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management’s accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Board believes that having a Chairman or lead director enhances the effectiveness of the Board as a whole.

RISK OVERSIGHT

The Board’s role in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic risks. The Board or the Audit Committee receives these reports from the appropriate members of management to enable it to monitor our risk management and risk mitigation strategies. The Audit Committee regularly provide reports on the discussion to the full Board during the Committee reports portion of the next Board meeting. This enables the Board and the Audit Committee to coordinate the risk oversight role, particularly with respect to risk interrelationships. As part of its charter, the Audit Committee reviews with management and our auditors, to the extent appropriate the Company’s guidelines and policies with respect to risk assessment and risk management, including, if any, major exposure relating to the Company’s financial or tax-related matters and information technology security and controls, and the steps taken by management to monitor and control these exposures.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met 23 times during the 2013 fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served (for meetings that were held during the period for which he or she was a director or committee member). As required under applicable NASDAQ and Over The Counter listing standards, in fiscal 2013, the Company’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Board has one standing committee, the Audit Committee, which is composed of independent members. The members of the Audit Committee are: John P. Walker (Chairman), Hollings C. Renton and Christine van Heek. The Audit Committee held seven meetings in fiscal 2013.
The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

•	evaluating the performance of and assessing the qualifications of the independent registered public accounting firm;

•	determining and approving the engagement of the independent registered public accounting firm;

•	determining whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	reviewing and approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law;

•	reviewing and approving or rejecting transactions between the Company and any related persons;

•	conferring with management regarding the effectiveness of internal controls over financial reporting;

•
establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•
meeting to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://www.affymax.com; however, information found on our website is not incorporated by reference into this proxy statement.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The Audit Committee

Mr. John P. Walker, Chair
Ms. Christine van Heek
Mr. Hollings C. Renton
________________________________

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or Exchange Act.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board c/o Corporate Secretary of Affymax, Inc., 19200 Stevens Creek Blvd. Suite 240, Cupertino, CA 95014. All relevant stockholder communications sent to the Board will be compiled by the Secretary of the Company and submitted to the Chairman of the Board and, if appropriate, to the entire Board. All communications directed to the Audit Committee in accordance with the Company’s Code of Business Conduct and Ethics that relate to questionable accounting or auditing matters involving the Company will be promptly reviewed and directly forwarded to the Audit Committee.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted the Affymax, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at http://www.affymax.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver of a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Our current executive officers and key employees and their respective ages and positions are as follows:

Name	Age	Position
Richard M. Brenner (1)	65	Chief Executive Officer and Director
J. Weston Rose	64	President
Mark G. Thompson	52	Chief Financial Officer
________________________________

(1)	The biography for Mr. Brenner is set forth in “Proposal No. 1—Election of Directors” in this proxy statement.

J. Weston Rose has served as our President since June 2013. Mr. Rose serves in this role on a contract basis. Prior to The Brenner Group, from 2006 to 2007 Mr. Rose was President and Chief Operation Officer of Nuvoiz, a mobile device software company. Mr. Rose has also held positions at cFares, Gyration, MadeToOrder, Global Village Communications and Calera. Mr. Rose holds a B.A. from Yale University and an M.B.A. from Stanford University.

Mark G. Thompson has served as our Chief Financial Officer since June 2013. Mr. Thompson serves in this role on a contract basis. Mr. Thompson is Vice President of The Brenner Group, a financial consultancy firm, a position he has held since April 2011. Prior to the Brenner Group, from 2008 to 2010 he was Chief Financial Officer of Venrock, a venture capital firm. From 2003 to 2007 he was Chief Financial Officer of Spark Networks (NYSE "LOV"). He previously held financial positions at Solidus Networks, Vectiv, PeopleSoft, Chiron and Chervron. Mr. Thompson holds a B.S. from Texas A&M University and an M.B.A. from the University of California at Berkeley.

There are no family relationships among any directors or executive officers.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview
 In February 2013 and in consultation with the U.S. Food and Drug Administration, or FDA, we and our collaboration partner, Takeda Pharmaceutical Company Limited, or Takeda, voluntarily recalled our first and only product, OMONTYS® (peginesatide) Injection, nationwide from the market as a result of post-marketing reports regarding serious hypersensitivity reactions, including anaphylaxis, which can be life-threatening or fatal. The recall of OMONTYS has severely harmed our business, financial condition and prospects as a going concern. As a result, we reduced our workforce by 99% in  2013 and procured the services of The Brenner Group, an experience restructuring firm to manage the company while further research is done by Takeda on the reasons behind the adverse events associated with OMONTYS.

As a result, the Company has engaged a third party, The Brenner Group, Inc., or The Brenner Group, to provide consultants to serve in the capacity of executive officers of the Company, Accordingly, the company's executive officers all are currently serving on a contract basis and are not employees of Affymax. The company's consulting engagement agreement with The Brenner Group, under which our executive officers serve, was filed as exhibit 10.49 to Affymax's 2013 annual report on form 10-K. None of the executive officers currently serving Affymax have an equity interest in the company.

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE OF CONTROL

The company's executive officers all are currently serving on a contract basis and are not employees of Affymax. The company's consulting engagement agreement with The Brenner Group, under which our executive officers serve, was filed as exhibit 10.49 to Affymax's 2013 annual report on form 10-K. There are no potential payments upon termination or a change of control provided for under the consulting engagement agreement with The Brenner Group.

DIRECTOR COMPENSATION

Each non-employee member of our Board is entitled to receive the following cash compensation:

•	$40,000 per year for service as a Board member;

•	$30,000 per year for service as Chairman of the Board;

•	$15,000 per year for service as a member of the Audit Committee;

•	$10,000 additional per year for service as Chairman of the Audit Committee;

All non-employee Board members are reimbursed for reasonable expenses incurred in attending Board or committee meetings.

The following table shows for the fiscal year ended December 31, 2013 certain information with respect to the compensation of all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Hollings C. Renton	72,170	—	72,170
John A. Orwin	—	96,000	96,000
John P. Walker	66,534	—	66,534
Christine van Heek	62,205	—	62,205
Richard M. Brenner (2)	12,079	—	12,079
_________________________________

(1)
Amounts in this column represent the aggregate grant date fair value of option awards granted to our non-employee directors in 2013, which are computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). See Note 11 of Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions made in determining the grant date fair value. The option award for Mr. Orwin in 2013 was granted when he was still serving as Chief Executive Officer of the Company.

(2)
Mr. Brenner, who also has served as the Company’s Chief Executive Officer since June 2013, elected to forego receipt of any payment from the Company for his service as a director of the Company. The compensation shown for Mr. Brenner in the table above reflects payment to The Brenner Group for Mr. Brenner’s consulting services as the Company’s Chief Executive Officer. See “Transactions with Related Persons—Certain Relationships and Related-Party Transactions—Relationship with The Brenner Group.

The following table shows certain information as to the grant dates and the fair market value of stock option grants to our non-employee directors:

Name	Grant Date	Number of Securities Underlying Options (#)	Exercise Price ($/Share)	Grant Date Fair Value ($)(1)
Hollings C. Renton	6/9/2009	7,500	16.58	95,852
	5/24/2010	7,500	22.93	116,309
	5/25/2011	12,000	6.86	56,182
	6/13/2012	12,000	12.82	106,762
		39,000
John A. Orwin	4/12/2010	220,000	22.70	3,394,314
	9/22/2010	80,000	5.83	319,776
	2/1/2011	300,000	6.90	1,418,370
	1/31/2012	140,000	7.99	780,290
	1/30/2013	96,000	19.43	1,563,878
		836,000
John P. Walker	12/14/2006	7,500	25.00	136,732
	5/31/2007	2,500	32.89	58,947
	5/22/2008	2,500	14.24	24,210
	5/28/2009	2,500	16.79	32,168
	5/24/2010	7,500	22.93	116,309
	5/25/2011	12,000	6.86	56,182
	6/13/2012	12,000	12.82	106,762
		46,500
Christine van Heek	12/6/2007	7,500	25.83	134,588
	5/22/2008	2,500	14.24	24,210
	5/28/2009	2,500	16.79	32,168
	5/24/2010	7,500	22.93	116,309
	5/25/2011	12,000	6.86	56,182
	6/13/2012	12,000	12.82	106,762
		44,000
_________________________________

(1)	Total stock-based compensation as determined under FASB ASC Topic 718. Amounts are amortized over the requisite service period for each award.

SUMMARY COMPENSATION TABLE FOR FISCAL 2013

The following table shows compensation awarded to or paid to, or earned by, the Company’s named executive officers for the years for the years ended December 31, 2013, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Richard M. Brenner	2013	12,079	—	—	—	—	—	12,079
Chief Executive Officer (1)
J. Weston Rose	2013	—	—	—	—	—	—	—
President (2)
Mark G. Thompson	2013	97,488	—	—	—	—	—	97,488
Chief Financial Officer (3)
_________________________________

(1)
Mr. Brenner has served as our Chief Executive Officer since June 2013. Mr. Brenner is Chief Executive Officer of The Brenner Group, a financial consultancy firm, a position he has held since 1987. Payments shown for Mr. Brenner represent total payments made to The Brenner Group for work performed by Mr. Brenner. See “Transactions with Related Persons—Certain Relationships and Related-Party Transactions—Relationship with The Brenner Group.”

(2)
Mr..Rose has served as our President since June 2013. Mr. Rose serves in this role on a contract basis. Mr. Rose is Executive Vice President of The Brenner Group, a financial consultancy firm, a position he has held since May 2008. See “Transactions with Related Persons—Certain Relationships and Related-Party Transactions—Relationship with The Brenner Group.”

(3)
Mr. Thompson has served as our Chief Financial Officer since June 2013. Mr. Thompson serves in this role on a contract basis. Mr. Thompson is Vice President of The Brenner Group, a financial consultancy firm, a position he has held since April 2011. Payments shown for Mr. Thompson represent total payments made to The Brenner Group for work performed by Mr. Thompson. See “Transactions with Related Persons—Certain Relationships and Related-Party Transactions—Relationship with The Brenner Group.”

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2013

The following table shows for the fiscal year ended December 31, 2013, certain information regarding grants of plan-based awards to the named executive officers:

		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Target ($)
Mr. Brenner	—	—	—	—	—	—
Mr. Rose	—	—	—	—	—	—
Mr. Thompson	—	—	—	—	—	—
_________________________________

Our executive compensation policies, practices and arrangements, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards table was paid or awarded, are described above under “Executive Compensation—Compensation Discussion and Analysis.”

OUTSTANDING EQUITY AWARDS AT FISCAL 2013 YEAR END

The following table shows for the fiscal year ended December 31, 2013, certain information regarding outstanding equity awards at fiscal year end for the named executive officers.

		Option Awards				RSUs
Name	Option Plan	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Unit Expiration Date
Mr. Brenner		—	—	—	—	—	—	—
Mr. Rose		—	—	—	—	—	—	—
Mr. Thompson		—	—	—	—	—	—	—
_________________________________

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2013

The following table shows certain information regarding option exercises and vesting of RSUs during the last fiscal year with respect to the named executive officers for the year ended December 31, 2013:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Brenner	—	—	—	—
Mr. Rose	—	—	—	—
Mr. Thompson	—	—	—	—
_________________________________

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

The following includes a description of transactions since January 1, 2013, or any currently proposed transactions, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers, or holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than equity and other compensation, termination, change-in control and other arrangements, which are separately described under “Executive Compensation.”

Pursuant to our Code of Business Conduct and Ethics and our Audit Committee Charter, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, and other employees and their family members are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our Board in case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, or other transactions that may give rise to a conflict of interest, must first be presented for approval. Related party transactions involving our officers, directors or principal stockholders, including their immediate family members and affiliates, must be presented to our Audit Committee for review, consideration and approval. Conflict of interest transactions with other employees and their family members must be presented for review. All of our directors, executive officers and employees are required to report to our Audit Committee or our Compliance Officer any such related party or conflict of interest transaction. In approving or rejecting the proposed agreement, our Audit Committee or Compliance Officer shall consider the relevant facts and circumstances available and deemed relevant, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee or Compliance Officer shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as determined in a good faith exercise of discretion. The transaction described below was approved by our Board.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Relationship with The Brenner Group

Our executive officers serve as consultants on a contract basis under a consulting engagement agreement with The Brenner Group, as further described under “Executive Compensation—Employment Agreements and Potential Payments upon Termination or a Change of Control.” As of December 31, 2014, a total of approximately $219,886 has been paid to The Brenner Group for consulting services, $97,488 of which has been paid for the services of Mark G. Thompson as our Chief Financial Officer, and $12,079 of which has been paid for the services of Richard M. Brenner as our Chief Executive Officer. Neither The Brenner Group nor our executive officers have received any equity compensation for their services, nor do any of our executive officers hold any of the Company’s equity or securities.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Shareholder Litigation

On February 27, 2013, a securities class action complaint was filed in the United States District Court for the Northern District of California, naming as defendants the Company, certain of its officers, Takeda Pharmaceutical Company Limited, Takeda Pharmaceuticals U.S.A., Inc. and Takeda Global Research & Development Center, Inc.  A second complaint naming the same defendants was filed on March 6, 2013. On May 2, 2013, the securities class action complaint that was filed on February 27, 2013 was voluntarily dismissed by the plaintiff.  On May 21, 2013, the Court appointed a lead plaintiff in the remaining securities class action complaint that had been filed on March 6, 2013.  On July 22, 2013, a consolidated amended class action complaint was filed on behalf of purported stockholders of the Company, naming as defendants the Company and certain of its former officers.  The consolidated amended complaint alleges violations of Section 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, in connection with allegedly false and misleading statements made by the defendants regarding OMONTYS, the Company's business practices, financial projections and other disclosures between August 8, 2012 and February 22, 2013, or the Class Period.  The plaintiff seeks to represent a class comprised of purchasers of the Company's common stock during the Class Period and seeks damages, costs and expenses and such other relief as determined by the Court.  On September 20, 2013, the Company and the individual defendants (collectively, “Defendants”) filed a motion to dismiss the consolidated amended complaint.  On November 19, 2013, the plaintiff filed her opposition to the motion to dismiss and on December 19, 2013, Defendants filed their reply in support of their motion to dismiss.  The hearing on the motion to dismiss occurred on January 15, 2014.  On January 21, 2014, the Court issued its order granting the motion to dismiss regarding violations of Section 20(a) against all Defendants and it granted the motion to dismiss in part, denying the motion to dismiss in part, and providing plaintiffs with an opportunity to amend the complaint.   On February 18, 2014, the Court, pursuant to a stipulation by the parties, stayed the litigation for ninety days to allow the parties to conduct settlement discussions.

On March 19, 2013 and March 29, 2013, respectively, two derivative lawsuits were filed purportedly on behalf of the Company in California Superior Court for the County of Santa Clara naming certain of our current and former officers and directors as defendants (the “State Court Derivative Action”). The lawsuits allege that certain of the Company's officers and directors breached their fiduciary duties related to the clinical trials for OMONTYS and for representations regarding the Company's business health, which was tied to the success of OMONTYS. The lawsuits also assert claims for unjust enrichment and corporate waste.  On May 31, 2013, the Court consolidated the two actions and appointed lead plaintiff.  On June 11, 2013, lead plaintiff designated the complaint filed on March 29, 2013 as the operative complaint. On August 6, 2013, the Court stayed the State Court Derivative Action pending the outcome of the motion to dismiss in the securities class action.  Subsequent to the order regarding the motion to dismiss in the securities class action, on January 31, 2014, the Court ordered that the State Court Derivative Action be stayed in its entirety until resolution of the securities class action.
 On August 19, 2013, another derivative lawsuit was filed purportedly on behalf of the Company in the United States District Court for the Northern District of California naming certain of our current and former officers and directors as defendants (the “Federal Derivative Action”).  The lawsuit’s allegations are substantially similar to the allegations in the State Court Derivative Action.  On October 21, 2013, the Court ordered a stay in the Federal Derivative Action pending the outcome of the motion to dismiss in the securities class action.  Subsequent to the order regarding the motion to dismiss in the securities class action, on January 31, 2014, the Court ordered that the Federal Derivative Action be stayed until resolution of the securities class action.
Additional complaints may be filed against us and our directors and officers related to our recall of OMONTYS.
Product Liability Litigation
On or about February 13, 2014, a complaint was filed by an individual plaintiff in the Fourth Judicial District Court (Ouachita Parish) of the State of Louisiana, naming as defendants the Company, Takeda Pharmaceuticals America, Inc., Takeda Pharmaceuticals U.S.A., Inc., Takeda Development Center Americas, Inc., Takeda Pharmaceuticals International, Inc., Takeda Pharmaceutical Company Limited, Fresenius Medical Care Monroe, LLC, and Fresenius Medical Care Holdings, Inc., and indicating an intention to add two physicians as defendants.  The plaintiff seeks to hold the defendants liable in connection with the death of her husband on February 15, 2013.  The complaint alleges that the Company and certain other defendants are liable under the Louisiana Products Liability Act, La.R.S. 9:2800.51, et seq., other Louisiana statutes, and otherwise in connection with their alleged acts and omissions with respect to OMONTYS.  The plaintiff seeks various categories or types of damages, including, without limitation, damages for her and her late husband’s alleged losses and injuries, punitive or exemplary damages, the price of OMONTYS and reasonable expenses occasioned by the sale of that drug, and other relief as set forth in the complaint.  On April 11, 2014, we filed our initial response to the claim, denying that the Company is liable for the plaintiff's damages as set forth in the complaint. Although this is the only lawsuit that the Company is aware of at this time, there can be no assurances that additional product liability complaints will not be brought.

  Our management believes that we have meritorious defenses and intends to defend these lawsuits vigorously.  However, these lawsuits are subject to inherent uncertainties, the actual cost may be significant, and we may not prevail.  We believe we are entitled to coverage under our relevant insurance policies, subject to a retention, but coverage could be denied or prove to be insufficient.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Company’s common stock as of February 15, 2014 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(†)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
None
Directors and Named Executive Officers
John A. Orwin (1)	451,927	*
Hollings C. Renton (2)	39,000	*
Christins van Heek (2)	44,000	*
John P. Walker (2)	46,500	*
Richard M. Brenner	—	*
J. Weston Rose	—	*
Mark G. Thompson	—	*
All executive officers and directors as a group (7 persons)	581,427	1.55%
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†
This table is based upon information supplied by officers, directors, Orbimed Advisors LLC and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 37,490,095 shares outstanding on February 15, 2014, adjusted as required by rules promulgated by the SEC. Shares of common stock subject to options currently exercisable or exercisable within 60 days of February 15, 2014 are deemed to be outstanding for computing the percentage of beneficial ownership of the person holding such options but are not deemed outstanding for computing the percentage of beneficial ownership for any other person. Unless otherwise noted, the address for the reporting owner is: c/o Affymax, Inc., 4009 Miranda Avenue, Palo Alto, CA 94304.

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)	Includes 242,296 shares issuable upon the exercise of stock options that are exercisable within 60 days of February 15, 2014.

(2)	Represents shares issuable upon the exercise of stock options that are exercisable within 60 days of February 15, 2014.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2013:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in first column) (3)
Equity compensation plans approved by security holders	2,263,833	$16.24	4,906,238
Equity compensation plans not approved by security holders	—	—	—
Total	2,263,833	$16.24	4,906,238
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(1)	Consists of options and warrants. The warrants expired in March 2014.

(2)	Calculated as the weighted average exercise price of outstanding options and warrants.

(3)	Consists of 4,906,238 shares available for issuance under our option plans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2013 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Affymax stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you revoke your consent, we will promptly deliver to you a separate copy of the proxy materials. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or Affymax. Direct your written request to Affymax’s Secretary at 4009 Miranda Avenue, Palo Alto, CA 94304 or contact her at (650) 812-8700. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Mark G. Thompson
Mark G. Thompson
Secretary

April 30, 2014

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2013 is available without charge upon written request to: Corporate Secretary, Affymax, Inc., 19200 Stevens Creek Blvd. Suite 240, Cupertino, CA 95014.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. . Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote “FOR” the nominees for director listed in Proposal No. 1. To elect the two directors named below, to hold office until the 2017 Annual Meeting of stockholders. 01 — Hollings C. Renton 02 — John P. Walker. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. / /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — AFFYMAX, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2014 The undersigned hereby appoints the Chief Financial Officer and Secretary of Affymax, Inc. (the “Company”), and each of them, as proxies for the undersigned, with full power of substitution and revocation, to vote all of the shares of stock of the Company that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Seaport Conference Center, 459 Seaport Court, Redwood City, CA 94063 on Thursday, June 26, 2014 at 10:00 a.m. Pacific time, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions, with discretionary authority as to any other business that may properly come before the meeting. This proxy, when properly executed and returned, will be voted in the manner directed herein. If no direction is indicated, this proxy will be voted FOR all nominees listed in Proposal No. 1 and FOR Proposals No. 2 and No. 3, as more specifically described in the proxy statement, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Please vote, date and promptly return this proxy card in the enclosed return envelope which is postage prepaid if mailed in the United States.